SCHEDULE 14A INFORMATION
            PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
                     (Amendment No. ______________)


Filed by the Registrant    /X/
Filed by a party other than the Registrant   / /

Check the appropriate box:
/ /  Preliminary proxy statement
/ / Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/ /  Definitive additional materials
/ /  Soliciting material pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              North Valley Bancorp
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                              North Valley Bancorp
  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) or Schedule 14A

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

- ----------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

- ----------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ----------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction:

- ----------------------------------------------------------------------------

(5)  Total fee paid:

- ----------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:

- ----------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

- ----------------------------------------------------------------------------

(3)  Filing party:

- ----------------------------------------------------------------------------

(4)  Date filed:

- ----------------------------------------------------------------------------

                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002



Dear Shareholders:

         The 1996 Annual Meeting of Shareholders of North Valley Bancorp will be held at 4:30 p.m. on Monday, May 20, 1996, in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California. In connection with the Annual Meeting, we are enclosing the following:

         1. Notice of Annual Meeting of Shareholders.

         2. Proxy Statement.

         3. Proxy.

         We encourage you to read all of the enclosed materials carefully and invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please return the Proxy, properly completed and executed, as promptly as possible so that your shares may be represented at the Annual Meeting.

         We appreciate your support and look forward to seeing you at the Annual Meeting on Monday, May 20, 1996.

                                            Cordially,



                                            Rudy V. Balma
                                            Chairman of the Board



                                            Donald V. Carter
                                            President

                              NORTH VALLEY BANCORP

                    Notice of Annual Meeting of Shareholders
                              Monday, May 20, 1996
                                    4:30 P.M.


TO THE SHAREHOLDERS:

         The Annual Meeting of Shareholders of North Valley Bancorp, a California corporation (the "Corporation"), will be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Monday, May 20, 1996, at 4:30 P.M., for the following purposes:

         1. To elect seven (7) Directors of the Corporation to serve until the 1997 Annual Meeting.

         2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation.

         3. To consider such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

         Section 15 of the By-laws of the Corporation provides for the nomination of Directors, as follows:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than 21 days nor more than 60 days prior to any meeting of shareholders called for election of directors; provided however, that if less than 21 days notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of meeting was mailed; provided further, that if notice of such meeting is sent by third class mail as permitted by Section 6 of these By-laws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on April 1, 1996 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                       By Order of the Board of Directors,



                                       J. M. ("Mike") Wells, Jr.
                                       Secretary

Redding, California
April 26, 1996


         WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTPAID ENVELOPE.

                                                 First mailed to Shareholders on
                                                         or about April 26, 1996


                              NORTH VALLEY BANCORP
                             880 East Cypress Avenue
                            Redding, California 96002
                                 (916) 221-8400

                                 PROXY STATEMENT

Information Concerning the Solicitation

         The enclosed proxy (the "Proxy") is solicited on behalf of the Board of Directors of North Valley Bancorp, a California corporation (the "Corporation"), for use at the Annual Meeting of Shareholders to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, at 4:30 P.M., on Monday, May 20, 1996 and any adjournment or postponement thereof (the "Meeting"). Only shareholders of record at the close of business on April 1, 1996 (the "Record Date"), will be entitled to notice of and to vote at the Meeting. At the close of business on the Record Date, the Corporation had outstanding 1,842,558 shares of its no par value common stock (the "Common Stock").

         Shareholders of Common Stock are entitled to one vote for each share held, except that in the election of Directors each shareholder may be eligible to exercise cumulative voting rights and may be entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of Directors to be elected, and such shareholder may cast all of his or her votes for a single candidate or distribute such votes among any or all of the candidates he or she chooses. No shareholder, however, shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder multiplied by the number of Directors to be elected) unless the name(s) of the candidate(s) has
(have) been placed in nomination prior to the voting and a shareholder has given notice of an intention to cumulate votes prior to the voting. Any shareholder who desires to announce his or her intention to cumulate his or her votes will be given an opportunity to do so at the Meeting prior to the voting. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination, in which event votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated, in the discretion of the proxy holders, in accordance with the recommendations of the Board of Directors. Discretionary authority to cumulate votes in such event is, therefore, solicited in this Proxy Statement.

         Any person submitting a Proxy in the form accompanying this Proxy Statement has the power to revoke or suspend such Proxy prior to its exercise. A Proxy is revocable prior to the Meeting by a written directive to the Corporation, or by a duly executed Proxy bearing a later date, delivered to the Secretary of the Corporation. A Proxy may also be revoked if the shareholder is present and elects to vote in person at the Meeting.

         The Corporation will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. The Corporation will reimburse brokerage houses, fiduciaries, custodians and others holding stock in their names or names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and employees of the Corporation may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Corporation will bear.

         Each Proxy will be voted as directed by the shareholder submitting the Proxy, and, if no instructions are given on the Proxy, it will be voted "FOR" the election of the seven nominees for Director recommended by the Board of Directors and "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation for the 1996 fiscal year, all as described in the Proxy Statement; and, at the proxy holders' discretion, on such other matters, if any, which may properly come before the Meeting (including any proposal to adjourn the Meeting). In the election of Directors, the seven candidates receiving the highest number of votes will be elected and approval of the ratification of the appointment of the independent public accountants will require the affirmative vote of a majority of the shares represented and voted at the Meeting. A majority of the shares entitled to vote, represented either in person or by a properly executed Proxy, will constitute a quorum at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of
determining  the  presence  of  a  quorum.   Abstentions  will  be  included  in
tabulations of the votes cast on proposals presented to the shareholders and therefore will have the effect of a negative vote. Broker non-votes will not be counted for purposes of determining the number of votes cast for a proposal.

         A copy of the Annual Report of the Corporation for the fiscal year ended December 31, 1995, including audited financial statements (the "Annual Report"), is enclosed. Additional copies of the Annual Report are available upon request to J. M. ("Mike") Wells, Jr., Secretary of the Corporation. A COPY OF THE CORPORATION'S 1995 ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB MAY ALSO BE OBTAINED WITHOUT CHARGE BY WRITING TO MR. WELLS, C/O NORTH VALLEY BANCORP, AT 880 EAST CYPRESS AVENUE, REDDING, CALIFORNIA 96002.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         The By-laws of the Corporation provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full on the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may, in the discretion of the Chairman of the Meeting, be disregarded, and, upon his instruction, the inspectors of election shall disregard all votes cast for such nominee(s).

         The authorized number of Directors,  in accordance with an amendment to
Section 15 of the By-laws of the Corporation approved by a majority of the shares of the Corporation's outstanding Common Stock represented and voting at the duly held 1995 Annual Meeting at which a quorum of shareholders was present, shall be not less than six (6) nor more than eleven (11). The exact number of directors within said range is presently fixed at eight (8). With the resignation of Director Alan T. Hill on December 3, 1995, the Board of Directors, at its meeting held April 4, 1996, voted on and unanimously passed a resolution to fix the number of Directors at seven (7) pursuant to Section 15 of the By-laws of the Corporation. Each Director will hold office until the next Annual Meeting of Shareholders or until his successor is elected and qualified.

         All Proxies will be voted for the election of the following seven (7) nominees recommended by the Board of Directors, all of whom are incumbent Directors, unless authority to vote for the election of any or all Directors is withheld:

         Rudy V. Balma         Bill G. Minton
         Donald V. Carter      Kelly V. Pierce
         Dan W. Ghidinelli     J. M. ("Mike") Wells, Jr.
         Thomas J. Ludden

If any of the nominees should unexpectedly decline or be unable to act as a Director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above. The Board of Directors recommends a vote "FOR" each of the nominees listed above.


Security Ownership of Certain Beneficial Owners and Management
- --------------------------------------------------------------

         As of the Record Date, no individual or group was known to the Corporation to own beneficially more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, except as described below and in the following tables:

                                                 Amount and
                       Name and Address          Nature of              Percent
Title of Class         Of Beneficial Owner       Beneficial Ownership   of Class
- --------------         -------------------       --------------------   --------

Common Stock      North Valley Bancorp Employee     111,343 (1)           6.0%
                  Stock Ownership Plan ("ESOP")
                  880 East Cypress
                  Redding, CA 96002

(1) Directors Balma and Carter have authority to vote these shares on behalf of the ESOP.





         The following table sets forth information with respect to each person nominated for election as a Director (each of whom is an incumbent Director) and each executive officer named in the Summary Compensation Table elsewhere herein, as well as for all Directors and executive officers as a group. All of the shares of Common Stock of the Corporation shown in the following table are owned both of record and beneficially, except as indicated in the notes to the table, as of April 1, 1996. The table should be read with the understanding that more than one person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities. Therefore, careful attention should be given to the footnote references set forth in the column "Amount and Nature of Beneficial Ownership."

         There are no arrangements or understandings pursuant to which any of the Directors was or is to be selected as a Director or nominee.

                                                    Amount and Nature
         Name and Address of                          Of Beneficial   Percent of
         Beneficial Owner (1)                          Ownership(2)     Class
         --------------------                        ---------------- ----------
Rudy V. Balma                                            166,368(3)(4)   9.0%
Donald V. Carter                                         165,104(3)(5)   9.0%
James F. Cowee                                            16,772(6)       *
Fred A. Drake                                             12,789          *
Dan W. Ghidinelli                                          8,719(7)       *
Thomas J. Ludden                                           6,604          *
Bill G. Minton                                            38,797         2.1%
Kelly V. Pierce                                           45,650(8)      2.5%
J. M. ("Mike") Wells, Jr                                  48,986(9)      2.7%
All Executive Officers and Directors as a group
 (13 in number)                                          410,437(10)    22.3%

- ----------------------

* Indicates less than 1%

(1) The address for all persons listed is c/o North Valley Bancorp, 880 East Cypress Avenue, Redding, California 96002.

(2) Includes shares beneficially owned, directly and indirectly, together with associates. Subject to applicable community property laws and shared voting and investment power with a spouse, sole investment and voting power is held by the beneficial owner of all shares unless noted otherwise. Includes stock options granted pursuant to the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan") with:
         8,714 shares each exercisable within 60 days by Directors Carter and Wells; 1,510 shares each exercisable within 60 days by Directors Minton, Pierce and Ludden; and 1,700 shares exercisable within 60 days by Director Ghidinelli.

(3) Includes 111,343 shares which Messrs. Balma and Carter have authority to vote on behalf of the ESOP. Mr. Balma and Mr. Carter disclaim beneficial ownership with respect to all 111,343 shares.

(4) Includes 55,025 shares held by The Balma Family Trust, of which Mr. Balma is trustee.

(5)      Includes  1,086  shares  held  by  Mr.   Carter's  son,   daughter  and
         granddaughters, as to which Mr. Carter disclaims beneficial ownership.

(6) Includes 1,224 shares held by Mr. Cowee's sons, as to which Mr. Cowee disclaims beneficial ownership, and 4,381 shares held by the James F. Cowee, Sr., Testamentary Trust, of which Mr. Cowee is trustee.

(7) Includes 5,519 shares held by the Balma Grandchildren Trust, of which Mr. Ghidinelli is a trustee and as to which Mr. Ghidinelli disclaims beneficial ownership.

(8) Includes 44,140 shares held by the Pierce Family Trust, of which Mr. Pierce is trustee.

(9) Includes 2,151 shares owned by Mr. Wells' daughter, 2,151 shares owned by Mr. Wells' son, and 2,184 shares owned by Mr. Wells' mother, as to which Mr. Wells disclaims beneficial ownership. Includes 33,786 shares held by the Wells Family Trust, of which Mr. Wells is trustee.

(10) See footnotes 3 through 9. Includes 23,658 shares subject to options exercisable within 60 days by the Directors under the Director Plan.

         The principal occupations of the Directors and executive officers of the Corporation and its banking subsidiary, North Valley Bank (the "Bank"), for the last five years are as follows:

         Rudy V. Balma (age 67), the Chairman of the Board of Directors and a Director of the Corporation since 1982, is a retired licensed funeral director and President of Redding Memorial Park, doing business as Redding Cemetery and McDonald's Chapel.

         Sharon L. Benson (age 43) has been Vice President, Accounting, of the Bank since December 1990. From May 1987 to December 1990, she was the Bank's Assistant Vice President, Accounting.

         Ted A. Brockman (age 50) is Vice President of Bank Processing, Inc., a subsidiary of the Corporation, and has been for the past seven years.

         Donald V. Carter (age 56) has been Director, President and Chief Executive Officer of the Corporation and its subsidiaries since 1986.

         James F. Cowee, Jr. (age 59), has been Executive Vice President of the Bank and Chief Financial Officer of the Corporation since 1986. He is also a Director and the Chief Financial Officer of Bank Processing, Inc.

         Fred A. Drake II (age 57) has served as Senior Vice President and Cashier of the Bank since joining the Bank in July 1986.

         Dan W. Ghidinelli (age 48), a Director of the Corporation since 1993, has been a Certified Public Accountant and partner with Nystrom & Company since 1974.

         Robert  G.  Jones  (age  47)  is  Senior   Vice   President   and  Loan
Administrator of the Bank, serving in this capacity since he joined the Bank in June 1986.

         Thomas J. Ludden (age 63), a Director of the Corporation since 1991, has been an educator in the Weaverville School District in Trinity County, California, for over 30 years, owner of the Tri-L Ranch, a tree farm, since 1956, and President of Ludden & Co., Inc., a dry goods and clothing business located in Weaverville, California, since 1975.

         Bill G. Minton (age 71), a Director of the Corporation since 1982, is the retired Executive Officer of Shasta County, California.

         Faith  A.  Pfeiffer  (age  53)  has  been  Assistant  Vice   President,
Personnel, of the Bank since 1986.

         Kelly V. Pierce (age 69), a Director of the Corporation since 1982, is a retired dentist residing in Redding, California.

         J. M. ("Mike") Wells, Jr. (age 55), the General Counsel and Secretary of the Board of Directors of the Corporation and a member of the Board of Directors since 1982, is an attorney and founding partner of Wells, Small, Selke & Graham, a Law Corporation, located in Redding, California. Mr. Wells has practiced law with that firm since 1972.

         None of the Corporation's Directors is a director of any other reporting company. There are no family relationships between any of the Directors and executive officers of the Corporation.

Committees of the Board of Directors
- ------------------------------------

         The Board of Directors of the Corporation and of the Bank have established an Audit Committee, the members of which are Messrs. Minton, as Chairman, Balma, Ghidinelli, Ludden and Pierce. The Audit Committee met four times during 1995. The functions of the Audit Committee are to recommend the appointment of and to oversee a firm of independent public accountants whose duty is to audit the books and records of the Corporation for the fiscal year for which they are appointed, to review and analyze the reports of the Corporation's independent public accountants, to analyze the results of internal and regulatory examinations, to monitor the effectiveness of the Corporation's accounting system and financial reporting and to interface with the Corporation's independent public accountants concerning additional specific engagements requested by the Corporation.

         The Corporation does not have a nominating committee. The Board of Directors of the Corporation performs the function of a nominating committee, which function is to recommend and nominate qualified individuals to serve on the Corporation's Board of Directors.

         The Corporation does not have a compensation committee. The Board of Directors of the Corporation performs the function of a compensation committee, which function is to determine annual compensation for executive officers of the Corporation and its subsidiaries.

         The Board of Directors met twelve times during 1995. During 1995, each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of Committees of the Board of Directors on which such Director served.

Compliance With Section 16(a) of the Securities Exchange Act of 1934 ("Act")
- ----------------------------------------------------------------------------

         The Company has no knowledge of any failure to file or failure to file on a timely basis reports required to be filed pursuant to Section 16(a) of the Act.


                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE
                                                                                                      Long-
                                                                                                      Term
                                                                                                      Compen-
                                                                                                      sation
                                                         Annual Compensation                          Awards
                                     ---------------------------------------------------------   ---------------

                                                                                                      Secur-
                                                                                                      ities           All
                                                                                                      Under-         Other
Name and                                                                      Other Annual            lying          Compen-
Principal                                 Salary                              Compensation            Options        sation
Position                   Year             (1)              Bonus                (2)                  /SARS          (3)(4)
- ---------------------   ----------   ----------------   ---------------  ----------------------   ---------------   ----------

Donald V.                  1995          $144,084           $44,436                $4,639               1,500         $5,899
Carter
President &                1994           137,220            37,030                 3,316               1,500          7,930
Chief
Executive                  1993           127,056            37,030                 2,194               1,650          6,241
Officer

James F.                   1995            93,660            28,884                $5,019                  --         $4,268
Cowee
Executive                  1994            89,196            24,070                 3,954                  --          3,757
Vice
President                  1993            82,584            24,070                 2,840                  --          3,483
of the Bank
& C.F.O.
of the
Corporation


Fred A.                    1995            81,648             24,444                $1,334                 --         $4,037
Drake
Senior Vice                1994            77,760             20,370                 1,079                 --          4,604
President &
Cashier of                 1993            75,480             20,370                   626                 --          3,580
the Bank

(1) Base salary includes 401(k) and Executive Deferred Compensation Plan ("EDCP") contributions.

(2) Represents the above-market portion of interest earned under the EDCP for Messrs. Carter, Cowee and Drake; and the cost of a company car for Messrs. Carter and Cowee.

(3) Represents matching contributions under the Corporation's 401(k) Plan and EDCP.

                                     -8-

(4) Includes a yearly allocation of common stock under the ESOP, excluding shares allocated as a result of stock dividends issued in 1993 and the three-for-two stock split effected as a 50% stock dividend in 1995.



                        OPTION GRANTS IN LAST FISCAL YEAR

                                Individual Grants
                                                  Percent of
                                  Number of         Total
                                 Securities        Options                                    Market
                                 Underlying       Granted to               Exercise or       Price on
                                   Options       Employees in              Base Price        Date of        Expiration
           Name                   Granted          Fiscal Year                ($/Sh)          Grant            Date
- ---------------------------   ----------------  -------------------    ------------------   ------------   ------------
Donald V. Carter                  1,500(1)            100%                    $12.19          $14.33       January 23,
                                                                                                               2004


(1) Mr. Carter's options were granted under the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan"). Options are granted at a price which may in no event be less than 85% of the fair market value of the Corporation's Common Stock on the date of grant. Share totals and prices have been adjusted to reflect the three-for-two stock split effected in the form of a 50% stock dividend on November 1, 1995. See the discussion of the Director Plan below.

         Mr. Carter did not exercise any options in 1995.


                    FISCAL YEAR END OPTION VALUES

                                Number of Securities Underlying        Value of Unexercised In-The-Money
                           Unexercised Options at Fiscal Year End       Options at Fiscal Year End (1)
                           --------------------------------------      ----------------------------------
Name                       Exercisable              Unexercisable        Exercisable      Unexercisable
- ----                       -----------              -------------        -----------      -------------
Donald V. Carter             8,514                      1,830              $109,691          $ 15,706


(1) Based on the fair market value of the Corporation's common stock of $19.13 at December 31, 1995.


Employment  Contracts  and  Termination  of  Employment  and  Change in  Control
- --------------------------------------------------------------------------------
Arrangements
- ------------

         Mr. Carter entered into an employment agreement with the Corporation on February 1, 1986. As amended in January 1996, this agreement provides for cash compensation at the rate of $151,284 per annum and bonus compensation and/or salary increases at the sole discretion of the Board of Directors. Under the terms of the employment agreement, which expires December 31, 1998, Mr. Carter may participate in the various benefit plans available to any employee of the Corporation and in a death benefit which provides for payment of $250,000 to Mr. Carter's widow in the event of his death during his employment with the Corporation.

Compensation of Directors
- -------------------------

         General. Effective January 1995, Directors of the Corporation and the Bank were paid $750 per Board Meeting attended and $200 per Committee meeting attended, except that if the Director was a member of the Board of Directors of both the Corporation and the Bank, and both Boards met on the same day, the Director only received a single $750 fee for attending both meetings. During 1995, cash compensation paid to all Directors totaled $37,070, and payment of additional Director compensation of $55,200 was deferred under the EDCP. At its meeting on January 22, 1996, the Board of Directors of the Corporation recommended and approved an increase in Directors' fees from $750 to $850 paid per Board Meeting attended, with payments per Committee meeting attended to remain at $200, effective January 1996. Mr. Carter does not receive Director's fees. Directors electing coverage under the group health insurance plan available to employees of the Corporation have been required to pay 100% of their premiums since January 1989.

         North Valley Bancorp 1989 Director Stock Option Plan.
         -----------------------------------------------------

         Under the North Valley Bancorp 1989 Director Stock Option Plan (the "Director Plan"), which was adopted by the Board of Directors in December 1989 and by the shareholders of the Corporation at the 1990 Annual Meeting, members of the Board of Directors may be granted nonstatutory options to purchase shares of the Corporation's Common Stock. As of April 1, 1996, 170,775 shares were reserved for awards, 107,425 shares were issued and outstanding and 63,350 shares were available for issuance under the Director Plan (share amounts have been adjusted to reflect the 15% stock dividend paid February 12, 1993, the 10% stock dividend paid November 1, 1993, and the three-for-two stock split effected in the form of a 50% stock dividend on November 1, 1995.)

         Options granted under the Director Plan vest immediately as to 20%, with an additional 20% vesting on each of the first four anniversary dates following the date of grant. Such options are exercisable for a period of 10 years from the date of grant at a price which may in no event be less than 85% of the fair market value of the Corporation's Common Stock on the date of grant. The exercise price can be paid by cash, certified check, official bank check or the equivalent thereof acceptable to the Corporation. Options granted pursuant to the Director Plan automatically expire three months after termination of service as a Director for any reason other than cause, death or disability. In the case of termination of service due to death or disability, such options terminate one year from the date of such termination of service. In the event that service as a Director is terminated for cause, the options granted pursuant to the Director Plan expire 30 days after such termination.

         Each Director was granted an option to purchase 1,898 shares of the Corporation's Common Stock in January 1990 at an exercise price of $4.93 per share, 1,898 shares in January 1991 at an exercise price per share of $4.37, 1,898 shares in January 1992 at an exercise price per share of $5.37, 1,650 shares in January 1993 at an exercise price per share of $6.70, 1,500 shares in January 1994 at an exercise price per share of $10.20, 1,500 shares in January 1995 at an exercise price per share of $12.19, and 1,000 shares in January 1996 at an exercise price per share of $16.58. Shares granted and prices per share for options granted in 1990, 1991, 1992, 1993, 1994 and 1995 have been adjusted to reflect the 15% stock dividend paid February 12, 1993, the 10% stock dividend paid November 1, 1993, and the 3-for-2 stock split effected in the form of a 50% stock dividend in November 1995. It is anticipated that additional options to purchase 1,000 shares will be granted to each Director each year at the regular January meeting of the Board of Directors.

         The Director Plan is presently administered by the Board of Directors, which has the authority to delegate some or all of its duties to a committee of the Board of Directors appointed for this purpose, which committee must be composed of not less than three members of the Board of Directors. This committee is generally authorized to administer the Director Plan in all respects, subject to the express terms of the Director Plan.

         The Director Plan provides for adjustment of and changes in the shares of Common Stock reserved for issuance in the event certain changes occur or in the event of the sale, dissolution or liquidation of the Corporation or any reorganization, merger or consolidation of the Corporation.

         The Board of Directors may amend or terminate the Director Plan as provided therein. No amendment or termination may adversely affect the rights of an optionee under a previously granted option without that optionee's consent. The Director Plan terminates in 1999.

         Supplemental Retirement Plan for Directors. The Supplemental Retirement Plan for Directors ("Directors' Retirement Plan") was established by the Corporation as of October 1, 1988 as an unfunded and unsecured plan to provide deferred compensation to outside Directors of the Corporation. Its general purpose is to aid in retaining the services of such Directors. Outside Directors with 10 years of service to the Corporation or any of its subsidiaries are eligible to receive benefits under the Directors' Retirement Plan, which benefits consist of the payment (commencing upon the earlier of death or the 72nd birthday of the Director) of $5,000 per year for 10 years to the Director, his designated beneficiaries or (in the absence of such a designation) his surviving spouse, children or estate (in that order).

         The obligation to pay benefits under the Directors' Retirement Plan is the responsibility of the Bank. The Bank is authorized to purchase life insurance policies and/or annuity contracts in order to provide for payment of its obligations under the Directors' Retirement Plan, but such obligations have only the legal status of unfunded, unsecured promises to pay money in the future, and no one entitled to receive benefits under the Directors' Retirement Plan has, as a result, any rights to such policies or contracts or other specific property or assets of the Bank unless an express trust is established for such purpose. For the period ending December 31, 1995, the Bank paid insurance premiums of $126,961 in order to fund obligations under the Directors' Retirement Plan, with a cash residual value of $639,104.

         Supplemental Executive Retirement Plan. The Supplemental Executive Retirement Plan ("Executive Retirement Plan") was established by the Corporation effective October 1, 1988, for the purpose of providing supplemental retirement benefits to key employees of the Corporation and its subsidiaries designated by the Board of Directors. The Executive Retirement Plan is administered by a committee of three persons appointed by the Chairman of the Board, and is an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA.

         The Executive Retirement Plan provides for two general classes of benefits:

         (1) Retirement benefits commencing at age 65 or upon termination within two years after a change in control of the Corporation, payable monthly for not less than ten years in an amount, depending upon length of service, equal to up to 45% of the executive's highest average monthly compensation for any 36 consecutive months during his last 60 months of service. "Compensation" includes base salary and bonuses. An early retirement benefit is also available if the executive retires early between the ages of 55 and 65 after not less than ten years of service. If commencement of payment of the early retirement benefit is deferred until the executive attains age 65, it is equal to the normal retirement benefit; if payment commences prior to age 65, the monthly benefit is reduced according to a formula set forth in the Executive Retirement Plan. Optional benefit forms, such as joint/survivor annuities, are also available.

         (2) Survivor benefits payable after death occurring either while employed or after employment but before commencement of normal retirement benefits. The survivor benefit is generally equal to the greater of the normal retirement benefit which would have been payable to the executive or 36 times his highest average monthly compensation and is payable in ten equal annual installments.

         Vesting of benefits under the Executive Retirement Plan is 100% if termination occurs within 24 months after change in control of the Corporation or as a result of disability, retirement on or after the age of 65 or death. For any other reason, vesting occurs at the rate of 25% for each year of credited service. Benefits are reduced by an amount equal to 50% of the amount of any monthly primary Social Security benefit (determined at age 65) or, in the case of commencement of payment of early retirement benefits prior to age 65, by 50% of the monthly primary Social Security benefit that would become payable at age 65, determined under the terms of the Social Security Act in effect at the time early retirement benefits commence.

         As in the case of the Directors' Retirement Plan, the Corporation (or the subsidiary responsible for payment of benefits) may purchase insurance policies or annuity contracts to provide for payment of benefits under the Executive Retirement Plan, but persons entitled to benefits have no right to such policies or contracts or other specific assets or properties of the Corporation or subsidiary unless express trusts of any such assets or properties have been established for the purpose of payment of benefits.

         Executive Deferred Compensation Plan. The EDCP was established by the Corporation effective January 1, 1989, in order to provide current tax planning opportunities and supplemental retirement or death benefits to Directors and selected key employees or their designated beneficiaries or surviving spouses, children or estates. It is administered by a committee of not less than three persons appointed by the Chairman of the Board of Directors.

Although the EDCP is intended to be an unfunded and unsecured plan as defined in sections 201, 301 and 401 of ERISA, the employer (the Corporation or a subsidiary thereof) responsible for payment of benefits may establish trusts, which may be irrevocable but which are subject to the claims of the Corporation's creditors, to provide for payment thereof.

         Participants may elect to defer to their account under the EDCP not less than $2,400 in amount, up to 100%, of their annual compensation. The employer is required to make matching contributions in the amount of 25% of the amount deferred up to a maximum of 5% of compensation before deferrals, and may also make discretionary contributions in any amounts.

         EDCP benefits are payable from participants' individual accounts upon termination within 24 months of a change of control of the Corporation or as the result of normal or early retirement, disability or death, or under other limited circumstances. Benefits are payable usually over a period of five years in the case of directors and 10 years in the case of executives, in equal monthly installments commencing on a date chosen by the participant not later than 60 days after the end of the month in which termination of service occurs. Other payment alternatives which may be elected at the discretion of the administrative committee of the EDCP include payment in a single sum or over a period of 15 years, and early withdrawals in limited amounts and hardship distributions are permitted. All amounts deferred are immediately vested at 100%; discretionary contributions are vested as set forth by agreement with the participant at the time of the related deferral, and matching contributions are vested according to the schedule set forth for matching contributions under the Corporation's Deferred Salary Profit-Sharing Thrift Plan. In 1995, amounts which were deferred by the executive officers totaled $24,000 for Mr. Carter, $18,768 for Mr. Cowee, and $7,200 for Mr. Drake, which amounts are included in the Summary Compensation Table. For the period ending December 31, 1995, the Bank paid insurance premiums of $146,060 in order to fund obligations under the EDCP, with a cash residual value of $967,597.

         As of December 31, 1995, the Corporation's accrued pension obligation under the Directors' Retirement Plan, the Executive Retirement Plan and the EDCP was $1,509,000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Through its banking subsidiary, the Corporation has had and expects in the future to have banking transactions in the ordinary course of its business with many of the Corporation's Directors, executive officers, holders of five percent of the Corporation's Common Stock and members of the immediate family of the foregoing persons, including transactions with corporations of which such persons are directors, officers or controlling shareholders, on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with others, except that all employees
(other than executive officers or Directors of the Corporation or its subsidiaries) are granted rate concessions on installment loans and are not charged origination fees on residential real estate loans. Management believes that in 1995 such loan transactions did not involve more than the normal risk of collectibility or present other unfavorable features.

         The largest aggregate extension of credit by the Corporation to all directors, principal shareholders and executive officers and their respective associates as a group at any time since the beginning of the Corporation's 1995 fiscal year was $3,846,000 on December 31, 1995, or 18.34% of the Corporation's equity capital on that date.

         J. M. "Mike" Wells, Jr., Secretary of the Board and Director, is an attorney and founding partner in the law firm of Wells, Small, Selke & Graham, A Law Corporation, which contracted to provide professional legal services to the Corporation and the Bank during 1995 and expects to provide professional legal services to them in the future. Wells, Small, Selke & Graham, A Law Corporation, received from the Bank in 1995 a total of $14,714 in legal fees and costs reimbursed.


                                 PROPOSAL NO. 2
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Deloitte & Touche LLP, which served the Corporation as independent public accountants for the 1995 fiscal year, has been selected by the Audit Committee of the Board of Directors of the Corporation as the Corporation's independent public accountants for the 1996 fiscal year. Deloitte & Touche LLP has no interest, financial or otherwise, in the Corporation. All Proxies will be voted for ratification of the appointment of Deloitte & Touche LLP, unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If Deloitte & Touche LLP should for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute independent public accounting firm to be designated by the Audit Committee.

         The ratification of the appointment of Deloitte & Touche LLP as the Corporation's independent public accountant for the 1996 fiscal year requires approval of the holders of a majority of the shares present or represented by Proxy and voting at the Meeting. The Board of Directors recommends a vote "FOR" ratification of the appointment of Deloitte & Touche LLP.

         A representative of Deloitte & Touche LLP is expected to attend the Meeting with the opportunity to make a statement if he or she desires to do so and respond to appropriate questions from shareholders present at the Meeting.

                              SHAREHOLDER PROPOSALS

         The Corporation's 1997 Annual Meeting of Shareholders will be held on May 19, 1997. Shareholder proposals must be received by the Corporation no later than December 27, 1996, to be considered for inclusion in the Proxy Statement and Proxy for the 1997 Annual Meeting of Shareholders.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the Meeting, but if such matters are properly presented to the Meeting, Proxies solicited hereby will be voted in accordance with the judgment of the persons holding such Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

                                   By Order of the Board of Directors,

                                   J. M. ("Mike") Wells, Jr., Secretary


Redding, California
April 26, 1996

                                                                      APPENDIX A


REVOCABLE                                                              REVOCABLE
PROXY                      NORTH VALLEY BANCORP                           PROXY
                  Solicited on Behalf of the Board of Directors
                         of North Valley Bancorp for the
                  Annual Meeting of Shareholders, May 20, 1996


         The undersigned holder of common stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of North Valley Bancorp and the accompanying Proxy Statement dated April 26, 1996, and revoking any proxy heretofore given, hereby constitutes and appoints Donald V. Carter and James F. Cowee, Jr., and each of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of common stock of North Valley Bancorp, a California corporation (the "Corporation"), standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of the Corporation, to be held in Administration, North Valley Bank, 880 East Cypress Avenue, Redding, California, on Monday, May 20, 1996, at 4:30 P.M., or at any adjournment thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. All properly executed proxies will be voted as indicated. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.

1.  To elect as Directors the nominees set forth below.
         {} FOR ALL nominees listed below (except as marked to the contrary below).

         {} WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Any proxy which does not withhold authority to vote for the election of any nominee shall be deemed to grant such authority.

Rudy V. Balma, Donald V. Carter, Dan W. Ghidinelli, Thomas J. Ludden, Bill G. Minton, Kelly V. Pierce, J. M.("Mike") Wells, Jr.

2. To ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Corporation's 1996 fiscal year.
         {} FOR                      {} AGAINST                    {} ABSTAIN


3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1996. WHEN THE PROXY IS PROPERLY EXECUTED, SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IN THE PROXY, SHARES REPRESENTED BY THE PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION FOR 1996, AND, IN THE DISCRETION OF THE PROXY HOLDERS, ON ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


                                           ------------------------------------
                                                 NUMBER OF COMMON SHARES


                                            ------------------------------------
                                                SIGNATURE OF SHAREHOLDER(S)


                                            ------------------------------------
                                                SIGNATURE OF SHAREHOLDER(S)


                                            ------------------------------------
                                                           DATE

Please date and sign exactly as your name(s) appear(s) above. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one trustee, all should sign. WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE PROVIDED.

 (I/we do    or do not    expect to attend this meeting.)
         ----         ----
THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.